Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Small Cap Core Fund

Supplement dated July 31, 2019 to the Prospectus, dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Core Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

Effective immediately, the Fund is reopened to new investors.

The Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Funds – AMG GW&K Small Cap Core Fund,” the first paragraph is hereby deleted in its entirety.

With respect to the sub-section “Other Important Information About the Funds and Their Investment Strategies and Risks” in the section “Additional Information About the Funds,” the heading “AMG GW&K Small Cap Core Fund Closure” and the subsequent three paragraphs are hereby deleted in their entirety. All references to such heading and paragraphs throughout the Prospectus are hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE